SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20594



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                 June 27, 1995
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                              UNISYS CORPORATION
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               (Exact name of registrant as specified in charter)




     DELAWARE                   1-8729                  38-0387840
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     (State of          (Commission File Number)       (IRS Employer
   Incorporation)                                     Identification No.)




     TOWNSHIP LINE AND UNION MEETING ROADS
            BLUE BELL, PENNSYLVANIA                19424
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    (Address of principal executive offices)     (Zip Code)



                                 215-986-4011
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                       (Registrant's telephone number)

Item 5. Other Events

In May 1995, the Company completed the sale of its defense business to Loral Corporation. In accordance with APB Opinion Number 30 ("APB 30"), the Company's defense business has been treated as a discontinued operation. Pursuant to APB 30, the revenue, costs and expenses of the Company's defense business have been excluded from the respective captions in the Consolidated Statements of Income and the net results of these operations have been reported separately as "income from discontinued operations." Below are the Company's Condensed Consolidated Statements of Income for the three years ended December 31, 1994 presented in accordance with APB 30.


                                            1994 (1)     1993        1992
                                            --------     ----        ----
                                              (in millions of dollars)

Revenue                                   $5,978.2    $5,980.8    $6,600.9
                                           -------     -------     -------
Costs and Expenses
Cost of revenue                            3,815.4     3,402.8     3,880.9
Selling, general and administrative        1,544.8     1,516.3     1,640.9
Research and development                     463.6       489.3       505.6
                                           -------     -------     -------
                                           5,823.8     5,408.4     6,027.4
                                           -------     -------     -------
Operating income                             154.4       572.4       573.5
Interest expense                             203.7       241.7       340.6
Other income, net                             63.9        40.2        68.4
                                           -------     -------     -------
Income from continuing operations before
      income taxes                            14.6       370.9       301.3
Estimated income taxes                         2.5        84.6       135.0 (2)
                                           -------     -------     -------

Income from continuing operations before
      extraordinary items and changes
      in accounting principles                12.1       286.3       166.3
Income from discontinued operations           96.1        75.3       129.9
Extraordinary items                           (7.7)      (26.4)       65.0
Effect of changes in accounting principles               230.2
                                          ---------   --------    --------

Net income                                   100.5       565.4       361.2
Dividends on preferred shares                120.1       121.6       122.1
                                          --------    --------    --------
Earnings (loss) on common shares          $  (19.6)   $  443.8    $  239.1
                                          ========    ========    ========

Earnings (loss) per common share
Primary
      Continuing operations               $   (.63)   $   1.00    $    .27
      Discontinued operations                  .56         .46         .79
      Extraordinary items                     (.04)       (.16)        .40
      Effect of changes in accounting                     1.39
       principles
                                          --------    --------    --------
      Total                               $   (.11)   $   2.69    $   1.46
                                          ========    ========    ========

Fully diluted
      Continuing operations               $   (.63)   $   1.17    $    .33
      Discontinued operations                  .56         .31         .71
      Extraordinary items                     (.04)       (.11)        .36
      Effect of changes in accounting                      .94
       principles
                                          --------    --------    --------
      Total                               $   (.11)   $   2.31    $   1.40
                                          ========    ========    ========

(1) Includes a special charge of $186.2 million, or $.78 per fully diluted common share.
(2) Estimated income taxes for 1992 primarily consists of foreign income taxes.

The following are condensed consolidated statements of income of the Company's defense business for the three years ended December 31, 1994.


                                            1994        1993        1992
                                            ----        ----        ----
                                              (in millions of dollars)

Revenue                                   $1,421.5    $1,761.7    $1,821.0
                                          --------    --------    --------
Costs and Expenses
Cost of revenue                            1,125.6     1,441.5     1,503.6
Selling, general and administrative          124.5       132.6       139.9
Research and development                      19.8        25.9        30.3
                                          --------    --------    --------
                                           1,269.9     1,600.0     1,673.8
                                          --------    --------    --------

Operating income                             151.6       161.7       147.2
Other income, net                            (13.0)      (29.2)      (12.9)
                                          --------    --------    --------

Income before income taxes                   138.6       132.5       134.3
Estimated income taxes                        42.5        57.2         4.4 *
                                          --------    --------    --------

Net income                                $   96.1    $   75.3    $  129.9
                                          ========    ========    ========

* Due to the Unisys U.S. tax position in 1992 whereby virtually no U.S. income tax was provided based on income, the only tax shown for the defense business is the tax on Canadian operations.

                                  SIGNATURE
                                  ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 UNISYS CORPORATION


Date: June 27, 1995              By: /s/Deborah C. Hopkins
                                 ------------------------
                                 Deborah C. Hopkins
                                 Vice President and
                                 Corporate Controller